Exhibit 99.1

Zimmer 2004 AAOS Analyst Meeting

1975 2000 2015 2030 East 13.9 15.5 18.7 24.3 West 10.5 12.6 14.9 20.3 North 5 6 7.8 12 Population Over Age 65 % Demographics Less invasive Revision growth Surgeon choice Evidence based High growth spine Orthobiologics The Industry's Strategic Growth Factors . . . . . By 2015, the world's "over 65's" will double to 70 million

Age 55-59 Age 60-64 65 plus 2000 female 47.4 36.1 10 15.6 female 61.8 38.8 8.9 31.6 male 86.8 73 24.8 43.9 male 78.4 54.8 16.9 65 Plus Male Female U.S. Population Percent 1970 Female 2000 Female 1970 Male 2000 Male An Aging World 2001, International Population Reports Changing Labor Force Gender Participation . . . . . The decline of the working male U.S. 55 and Older Labor Force

1970 1980 1990 2000 East 6.5 8.6 11.6 15.6 West 66 31 34.6 31.6 North 45.9 46.9 45 43.9 US Bureau of the Census, Statistical Abstracts U.S. Population Percent 65 and Older College Graduates 100% increase in 30 years Better Educated Patients . . . . .

1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 THR 94300 102000 119000 135000 133000 143000 149000 143000 138000 139000 141674 146350 146474 144133 144894 165969 181991 197831 Total Hips Total Knees Solucient Inpatient Data Asset, MDI Reports and Zimmer data U.S. Hip and Knee Surgical Procedures Total knees will continue to dominate . . . . . More bilateral knees and higher sale per surgery

>25 25-29 30-39 40 plus Diabetes 1 1.59 3.65 8.51 High Blood Pressure 1 1.88 3.72 7.03 Arthritis 1 1.38 1.92 4.55 General Poor Health 1 1.1 2.01 4.8 Relative Incidence Mokdad etal. JAMA 2003 BMI Healthy Overweight Obese II Obese III U.S. Adult Incidence of Arthritis Obesity increases arthritis by 2 to 5 fold 65% U.S. Population Overweight or Obese . . . . .

CDC MMWR Weekly May 04 2001 /50(17);334-336 Female arthritis accelerates past age 65 Percent of Population Age Arthritis Impact Increases With Age 24 25-34 35-44 45-54 55-64 65-74 75-84 85 + male 0.8 5.5 10.5 19.4 29.7 44.5 46.4 42.1 female 1.5 8.6 15.7 27.7 40.9 52.2 61.1 63.3 Female Male U.S. Adult Arthritis by Gender

Our Future Reconstructive Patients ? ? ? Our Future Reconstructive Patients ? ? ?

Maybe, But It's Likely the Lady Down the Street . . . . . Maybe, But It's Likely the Lady Down the Street . . . . . The largest target arthritis age of 55 to 65 are mostly female (over 65, they are 70% of the group). They make the healthcare decisions in the home (although several live alone and they will live 30% longer than they did in the 1960's). They know more and demand more but if they are a minority they may not have equal access to orthopaedic care. They will all gain 1 lb per year on average for the next decade but 65% are already overweight or technically obese. Full time work still occupies 58% of them but many have an active avocation. Their knees will likely decline first and will decline twice as fast as their hips. Their situation is magnified by post- menopausal osteoporosis.

New Tactics for a Changing World Innovation & Education Investment & Expansion Integration MIS Zimmer Institute Continuum of Care Orthobiologics Sports Med Centerpulse Implex

Minimally Invasive Solutions(tm) (MIS(tm)) Update Minimally Invasive Solutions(tm) (MIS(tm)) Update Agenda I. 2-Incision Image Guided Web Teaching Complications EVA Analysis II. Hip Resurfacing III. Hip Fixation Clinical Issues Video IV. Quad-Sparing Intro Interactive V. Hi-Flex Uni VI. 2004 MIS Budget

First Image-Guided MIS(tm) 2-Incision Hip

MIS(tm) 2-Incision IGS Acetabular Reaming MIS(tm) 2-Incision IGS Acetabular Reaming

MIS(tm) 2-Incision IGS Femoral Rasping MIS(tm) 2-Incision IGS Femoral Rasping

2-Incision Web-Based Teaching

Complication MIS(tm) 2-Incision Hip Pilot Study #00-200 MIS(tm) Hip Outcome Study #02-700 MIS(tm) 2-Incision Hip Index Cases Total Severe Intraoperative Femoral Fx 12/220 (5.5%) 1/120 (0.8%) 75/721 (1.0%) 20/1255 (1.5%) Postoperative Femoral Fx 4/220 (1.8%) 0 3/721 (0.4%) 7/1255 (0.6%) Dislocation 7/220 (3.2%) 0 7/721 (1.0%) 14/1255 (1.1%) Nerve Deficit 6/220 (2.7%) 1/120 (0.8%) 9/721 (1.2%) 16/1255 (1.3%) Reported Early Revision 8/220 (3.6%) 0 7/721 (1.0%) 15/1255 (1.2%) MIS(tm) 2-Incision Hip Complications

Cost Component Metrics for MIS "EVA" Analysis Blood transfusion Lab utilization Drugs at the bedside Nursing time (in IV Therapy) PT and OT time IV Therapy Total OR time Anesthesia protocol Skilled Nursing rehab variable Home rehab variable Home rehab variable Home rehab variable Home rehab variable Home rehab variable Home rehab variable Home rehab variable Home rehab variable Home rehab variable Home rehab variable Home rehab variable

2-Inc Mini Std Room Pharma Anest. 1. Average Patient Direct Case Costs Lab Blood IV Resp P/T O/T

2. Total Hip In-Hospital Rehab Costs 2-Incision Mini Per Patient / Per Surgery

Walk w/o support Daily Living w/o Assist Resume Driving Resume Housekeeping 2 Incision 20.8 10.3 17.2 21.6 Mini Incision 31.9 13.2 27.6 28.8 3. Daily Life Functions Analysis 2-Inc Mini Days Average Days to Return to Function 2-Incision daily life functions earlier vs. the MINI

PreOp 1 Wk 2 Wk 3 Wk 4 Wk 5 Wk 6 Wk 3 Mo 6 Mo 2 Incision 38.95 25.6769 36.3851 48.9196 56.9767 63.1159 65.7257 78.211 82.1538 Mini Incision 33.3595 20.4201 26.31 35.9674 46.1397 52.4559 59.6272 64.0505 72.1769 PreOp 1 Wk 2 Wk 3 Wk 4 Wk 5 Wk 6 Wk 3 Mo 6 Mo 2 Incision 80.0598 82.087 84.1188 86.7826 87.8824 87.0366 88.2871 87.8611 89.0577 Mini Incision 76.6464 78.7748 83.5503 83.7569 84.4265 85.1513 84.9863 83.8602 85.8154 PreOp 1 Wk 2 Wk 3 Wk 4 Wk 5 Wk 6 Wk 3 Mo 6 Mo 2 Incision 83.5299 83.7033 83.6119 85.3533 84.2976 84.3173 84.7436 86.1616 86.425 Mini Incision 78.7375 77.7624 78.545 79.7078 79.5674 80.0866 79.5368 78.5857 80.0385 2-Inc Mini 4. Comparative Patient Health-First 6 Months 2-Incision General Health significantly better vs. the MINI

4 3 1 Hosp/ Days The "Bottom Line" . . . . . In / Out Patient Total Hip Costs $3,000 total cost reduction in a small study Std. Mini 2-Inc

Next Steps re: MIS "EVA" Strategies Validate, in a larger study, detailed patient care QOL function relative to cost Investigate the benefits of the muscle sparing THR ICD-9 code Initiate use of the CPT panel to monitor the data gathering process Market potential improved patient QOL to "future payors" Develop HIPPA-effective process to gather data Expand process to gather outpatient rehab costs in key MSA's rehab costs in key MSA's rehab costs in key MSA's rehab costs in key MSA's rehab costs in key MSA's rehab costs in key MSA's rehab costs in key MSA's rehab costs in key MSA's rehab costs in key MSA's rehab costs in key MSA's rehab costs in key MSA's rehab costs in key MSA's rehab costs in key MSA's rehab costs in key MSA's

*Durom(r) Hip Resurfacing Will Be MIS *Released outside the U.S.

The Sad Story of Hip Fixation 4% of patients die during initial hospitalization 25% of patients die within one year of surgery 40% of patients require long- term care 50% of patients never walk unassisted 90% of hip fractures are associated with osteoporosis Source: AAOS, "Hip fracture epidemic requires health system reform" 0 20 40 60 80 100 500,000 fractures per year

Zimmer's MIS Transformational Hip Fixation First patient surgery trial - early 2004, Australia

Our Most Recent Cadaver Trials

Introducing the Quad Sparing(tm) (QS(tm))

The New Zimmer MIS(tm) Hi-Flex UNI

Zimmer's 2004 MIS(tm) $80MM Budget Zimmer Institute Training / Develop $8.3 Zimmer Institute Capex 1.3 Zimmer Institute Research 1.5 Zimmer Institute Franchising 1.9 MIS Computer-Assisted Develop 4.3 MIS Hip and Knee Brand Mgmt. 1.4 MIS Hip and Knee Develop / Engin. 6.0 Sales and Marketing Training 1.2 Advertising / Promo / MedEd 3.4 MIS Instrument Deployments 49.1 All Other 1.6 Total $ 80.0

New Tactics for a Changing World Innovation & Education Investment & Expansion Integration MIS Zimmer Institute Continuum of Care Orthobiologics Sports Med Centerpulse Implex

Zimmer Orthobiologics for the Future Orthobiologics is fast growing Projected CAGR 30% Orthobiologics strategy Short-term: Bone products Mid-term: Soft tissue products Long-term: Cartilage regeneration We created Zimmer Orthobiologics 16 full time Orthobiologics staff 5 new projects ISTO cartilage management ISTO cartilage management ISTO cartilage management ISTO cartilage management ISTO cartilage management

Zimmer's Growing SportsMed Portfolio

Meniscus

- CMI Implants
- *SharpShooter* Instruments
- CMI lateral

Ligaments

- Sysorb Interference Screws
- ACL / PCL Instruments
- Ti Interference Screws
- Computer Assisted Surgery
- TM Soft Tissue "Washer"



Cartilage

- Osteochondral Transplantation: SDS
- Microfracturing Technique
- ACI: Denovo™-C (Spain, Germany)
- Polypin
- Denovo™-T
- Chondrofix™

Other biological products:

- BioBase, Lubboc, Collagraft, Triosite, TSL Rotator Patch

Red = released
Blue = development

Trabecular Metal(tm) Thinks It's a "Biological" !

New Tactics for a Changing World Innovation & Education Investment & Expansion Integration MIS Zimmer Institute Continuum of Care Orthobiologics Sports Med Centerpulse Implex

And Lastly " Hot " Integration Topics Recon cross-selling opportunities Integrate Implex business Spine "bolt-ons" program Orthobiologics and SportsMed growth Zimmer-Centerpulse MIS alignment Global pricing execution A new 2004-2007 R&D plan A new 2004-2007 R&D plan A new 2004-2007 R&D plan A new 2004-2007 R&D plan A new 2004-2007 R&D plan A new 2004-2007 R&D plan A new 2004-2007 R&D plan A new 2004-2007 R&D plan A new 2004-2007 R&D plan A new 2004-2007 R&D plan A new 2004-2007 R&D plan A new 2004-2007 R&D plan A new 2004-2007 R&D plan A new 2004-2007 R&D plan

Thank You and Come See Us in the Booth